Taxes Payable - Summary of taxes payable (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2023 CNY (¥)	Dec. 31, 2023 USD ($)	Dec. 31, 2022 CNY (¥)
Taxes Payable [Abstract]
VAT payable	¥ 23,225		¥ 14,634
Enterprise income taxes payable	11,253		14,036
Withholding individual income taxes for employees	10,840		16,680
Others	7,463		5,558
Total	¥ 52,781	$ 7,434	¥ 50,908